UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

The NASDAQ OMX Group, Inc.

(Name of Registrant as Specified In its Charter)

N/A

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 22, 2013.

THE NASDAQ OMX GROUP, INC.

Meeting Information

Meeting Type:       Annual Meeting

For holders as of:  April 2, 2013

Date: May 22, 2013     Time: 9:00 AM EDT

Location:   NASDAQ OMX’s Principal Executive Offices

One Liberty Plaza

50th Floor

New York, New York 10006

Directions: Available at http://ir.nasdaqomx.com/annuals.cfm

THE NASDAQ OMX GROUP, INC. ONE LIBERTY PLAZA 49TH FLOOR NEW YORK, NY 10006 ATTN: EDWARD DITMIRE	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT    FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

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1) BY INTERNET:        www.proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before May 8, 2013 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors Nominees		The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.
	1a. 1b. 1c. 1d. 1e. 1f. 1g. 1h. 1i. 1j. 1k.	Steven D. Black Börje E. Ekholm Robert Greifeld Glenn H. Hutchins Essa Kazim John D. Markese Ellyn A. McColgan Thomas F. O’Neill James S. Riepe Michael R. Splinter Lars R. Wedenborn

2.         To ratify the appointment of Ernst & Young LLP as NASDAQ OMX’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

3.         To approve the company’s executive compensation on an advisory basis.

4.         To approve an amendment of NASDAQ OMX’s restated certificate of incorporation to remove and replace the supermajority voting requirements.

5.         To approve an amendment and restatement of NASDAQ OMX’s restated certificate of incorporation to make other non-substantive changes.

NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement of the meeting.